UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

CM LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39482	85-1966622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corvex Management LP

667 Madison Avenue

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 474-6745

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on February 10, 2021, CM Life Sciences, Inc. (“CMLS” or the “Company”) announced that it executed an Agreement and Plan of Merger (the “Merger Agreement”) with Mount Sinai Genomics, Inc., a Delaware corporation, d/b/a Sema4 (“Sema4”) and the other parties thereto (the transactions contemplated by the Merger Agreement, including the Merger (as defined below), the “Business Combination”). This Current Report on Form 8-K provides a summary of the Merger Agreement and the other agreements entered into and contemplated in connection with the Business Combination. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, copies of which are attached here as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.

Merger Agreement

On February 10, 2021, CMLS entered into the Merger Agreement with Sema4 and S-IV Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”).

Business Combination

Pursuant to the terms of the Merger Agreement, CMLS will acquire Sema4 through the merger of Merger Sub with and into Sema4, with Sema4 surviving as a wholly-owned subsidiary of CMLS (the “Merger”) and, in connection with the Merger, CMLS’s name will be changed to a name to be determined by Sema4 (and reasonably acceptable to CMLS).

The Business Combination was unanimously approved by the boards of directors of each of CMLS and Sema4.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by CMLS’s stockholders and the satisfaction of certain other customary closing conditions.

Business Combination Consideration

At the effective time of the Merger (the “Effective Time”), each share of Sema4 class B common stock, par value $0.00001 per share (“Sema4 Class B Common Stock”) issued and outstanding as of immediately prior to the Effective Time will be converted into 1/100th of a share of Sema4 class A common stock, par value $0.00001 per share (“Sema4 Class A Common Stock”, together with Sema4 Class B Common Stock, “Sema4 Common Stock”) in accordance with Sema4’s organizational documents.

Immediately thereafter, each share of Sema4 Common Stock and Sema4’s series A-1 preferred stock, series A-2 preferred stock, series B preferred stock and series C preferred stock (collectively, “Sema4 Capital Stock”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) will be converted into the right to receive a portion of the total closing merger consideration, with each Sema4 stockholder being entitled to receive the following:

(a)	if such stockholder has made a cash election as set forth and in accordance with the terms of the Merger Agreement, a portion of the specified aggregate amount of cash consideration payable under the terms of the Merger Agreement (such aggregate amount not to exceed $343,000,000) and pursuant to the terms of such stockholder’s cash election; and

(b)	a number of shares of common stock, par value $0.0001 per share, of CMLS (the “Common Stock”) equal to the quotient of: (i) (A) the product of (x) such stockholder’s total shares of Sema4 Capital Stock multiplied by (y) the per share amount calculated in accordance with the Merger Agreement minus (B) the amount of cash payable to such stockholder pursuant to its cash election, if any, divided by (ii) $10.

In addition, at the Effective Time, each outstanding option to purchase Sema4 Capital Stock, each outstanding and unsettled restricted stock unit in respect of shares of Sema4 Capital Stock and each outstanding stock appreciation right will be rolled over into options to purchase Common Stock, restricted stock units in respect of Common Stock and stock appreciation rights in respect of Common Stock, all as further set forth in and in accordance with the terms of the Merger Agreement.

Earnout

In addition to the payment of cash, issuance of Common Stock and rollover of other Sema4 equity awards described above as of the Effective Time, in the event that the closing sale price of Common Stock exceeds certain price thresholds for 20 out of any 30 consecutive trading days during the period of time commencing upon the expiration of the lock-up period applicable to the Sponsor under the Letter Agreement, dated as of August 27, 2021, by and among the Company, Sponsor and each of the executive officers and directors of the Company and ending on the second anniversary of the closing of the Merger, an additional number of shares equal to an amount up to an aggregate of 11% of the shares of Common Stock that would have been issuable upon closing of the Merger to the stockholders of the Company if no cash elections were made and the closing cash payment amount under the Merger Agreement was $0.00 (the “Earn-Out Shares”) shall become issuable, in accordance with the terms of the Merger Agreement following the achievement of those certain price thresholds, to the stockholders of Sema4 as of immediately prior to the closing of the Merger; provided that the board of directors of Sema4 (or a duly authorized committee thereof) may, prior to the closing of the Merger, allocate a portion of such Earn-Out Shares to be issued to service providers of Sema4 in the form of restricted stock units of the Company.

Governance

CMLS has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, the CMLS board of directors shall consist of up to nine directors, which shall initially include: (i) Nat Turner, Emily Leproust and Eli Casdin, as designees of CMLS; and (ii) the remaining director nominees to be designated by the Company in accordance with the terms of the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties thereto that are customary for transactions of this type, with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) legal compliance and approvals, (e) financial statements and liabilities, (f) absence of changes, (g) litigation, (h) employee matters, (i) real property, (j) taxes, (k) intellectual property and privacy, (l) material contracts, (m) transactions with affiliates, (n) government grants and incentives and (o) in the case of CMLS only, (i) its public filings, (ii) the PIPE Investment (as defined below) and (iii) its trust account.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for CMLS and Sema4 to use their reasonable best efforts to obtain all necessary regulatory approvals and covenants providing for CMLS, Merger Sub and Sema4 to cooperate in the preparation of the Proxy Statement (as such term is defined in the Merger Agreement) required to be filed in connection with the Business Combination.

In addition, CMLS has agreed to adopt an equity incentive plan and employee stock purchase plan, as more fully described in the Merger Agreement.

Non-Solicitation Restrictions

Except as expressly permitted by the Merger Agreement, from the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, CMLS, Sema4 and Merger Sub have each agreed not to, among other things, (a) solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any person concerning any Company Business Combination or Parent Business Combination (each as defined in the Merger Agreement), respectively, or (b) enter into any agreements regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Company Business Combination or Parent Business Combination.

CMLS Change in Recommendation

CMLS is required to include in the Proxy Statement the recommendation of CMLS’s board of directors to CMLS’s stockholders that they approve the transaction proposals (as such proposals are more fully set forth in the Merger Agreement, collectively, the “CMLS Board Recommendation”). CMLS is permitted to change the CMLS Board Recommendation only as required by applicable legal requirements.

Conditions to Closing

General Conditions

The consummation of the Merger is conditioned upon, among other things, (a) receipt of CMLS’ stockholder approval, (b) CMLS having at least $5,000,001 of net tangible assets as described under the terms of the Merger Agreement, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act and (d) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination.

Sema4’s Conditions to Closing

The obligations of Sema4 to consummate the Merger also are conditioned upon, among other things, (a) customary closing conditions, including, without limitation, CMLS’s delivery of certain agreements, (b) the amendment and restatement of CMLS’s certificate of incorporation and bylaws, respectively, in substantially the form attached to the Merger Agreement, and (c) the aggregate cash proceeds from CMLS’s trust account, together with the proceeds from the PIPE Investment (as defined below), equaling no less than $300,000,000 (after deducting any amounts paid to CMLS stockholders that exercise their redemption rights in connection with the Business Combination and any unpaid transaction expenses incurred or subject to reimbursement by CMLS or Sema4) and (d) the approval by Nasdaq of CMLS’s listing application in connection with the Business Combination.

CMLS Conditions to Closing

The obligations of CMLS to consummate the Merger are also conditioned upon, among other things, customary closing conditions, including, without limitation Sema4’s delivery of certain agreements.

Termination

The Merger Agreement allows the parties to terminate the Merger Agreement if certain customary conditions described in the Merger Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Business Combination is not consummated by November 9, 2021.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations , except in the case of a willful and intentional breach of the Merger Agreement or intentional fraud in the making of the representations and warranties in the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CMLS does not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Subscription Agreements and PIPE Investment (Private Placement)

On February 10, 2021, concurrently with the execution of the Merger Agreement, CMLS entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors” which include certain existing equityholders of Sema4), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 35,000,000 shares of Common Stock for an aggregate purchase price equal to $350,000,000 (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to the closing of the Business Combination. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; and (c) November 9, 2021.

The foregoing description of the Subscription Agreements and the PIPE Investment is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Stockholder Lock-Up Agreements

On February 10, 2021, CMLS entered into Lock-Up Agreements (each, a “Lock Up Agreement”) with certain stockholders of Sema4, pursuant to which such stockholders have agreed, respectively, to, among other things, customary lock-up restrictions following the closing of the Business Combination.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreements, the form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

On February 10, 2021, CMLS entered into a Sponsor Support Agreement (the “Support Agreement”) with CMLS Holdings LLC, a Delaware limited liability company (“Sponsor”) and Sema4, whereby Sponsor has agreed to, among other things, (a) vote at any meeting of the stockholders of CMLS all of their shares of capital stock of CMLS held of record or thereafter acquired in favor of the Stockholder Approvals (as defined in the Merger Agreement), (b) be bound by certain other covenants and agreements related to the Business Combination and (c) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Forfeiture Agreement

On February 10, 2021, the Sponsor entered into a Forfeiture Agreement (the “Forfeiture Agreement”) with Sema4 and CMLS, whereby Sponsor has agreed, subject to certain limitations and in accordance with the terms of the Forfeiture Agreement, to forfeit up to 33% of its (i) warrants for Common Stock and (ii) shares of class B common stock of CMLS, such actual amount tied to actual exercise of redemption rights of CMLS stockholders exercise their redemption rights in connection with the Business Combination, as more fully described in the Forfeiture Agreement.

The foregoing description of the Forfeiture Agreement is subject to and qualified in its entirety by reference to the full text of the form of Forfeiture Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, Sema4, the Sponsor and certain stockholders of Sema4 will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the parties thereto will be granted certain customary registration rights with respect to shares of Common Stock.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of common stock to be issued in connection with the Merger Agreement and the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Sema4 and the Company, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, expansion plans, projected future results and market opportunities of Sema4. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of the Company, the satisfaction of the minimum trust account amount following redemptions by the Company’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Sema4’s business relationships, operating results and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Sema4 and potential difficulties in Sema4 employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Sema4 or against the Company related to the merger agreement or the transaction, (x) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xi) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate or Sema4 operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s or Sema4’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry and (xiv) the size and growth of the market in which Sema4 operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration on Form S-1 (File No. 333-246251), the proxy statement discussed above and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sema4 and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sema4 nor the Company gives any assurance that either Sema4 or the Company or the combined company will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The proxy statement will be sent to the stockholders of the Company. The Company and Sema4 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company and Sema4 through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://cmlifesciencesspac.com/ or upon written request to the Company, c/o Corvex Management, 667 Madison Ave, New York, NY 10065

Participants in Solicitation

The Company and Sema4 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 9, 2021, by and among, CM Life Sciences, Inc., S-IV Sub, Inc., and Mount Sinai Genomics, Inc. d/b/a Sema4.
10.1	Form of Subscription Agreement.
10.2	Form of Shareholder Lock-Up Agreement.
10.3	Sponsor Support Agreement, dated as of February 9, 2021, by and among CMLS Holdings LLC, CM Life Sciences, Inc. and Mount Sinai Genomics, Inc. d/b/a Sema4.
10.4	Forfeiture Agreement, dated as of February 9, 2021, by and between CMLS Holdings LLC and Mount Sinai Genomics, Inc. d/b/a Sema4.
10.5	Form of Amended and Restated Registration Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM LIFE SCIENCES, INC.

	By:	/s/ Eli Casdin
		Name:	Eli Casdin
		Title:	Chief Executive Officer

Dated: February 11, 2021